                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      January 13, 1997
                                                 -----------------------------


                          CLOSURE MEDICAL CORPORATION
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware               0-28748           56-1959623
----------------------------  -----------   ------------------
          (State or other     (Commission   (IRS Employer
           jurisdiction of    File Number)  Identification No.)
           incorporation)



5265 Capital Boulevard,    Raleigh, North Carolina              27616
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     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (919) 876-7800
                                                   ---------------------------



                         TRI-POINT MEDICAL CORPORATION
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

     On January 13, 1997, Tri-Point Medical Corporation, a Delaware corporation (the "Company"), announced by a press release that it had changed its name to Closure Medical Corporation. The Company effected the name change pursuant to
Section 253 of the Delaware General Corporation Law.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)  Financial Statements.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.

              3.1  Restated Certificate of Incorporation.  (Exhibit 3.1)(1)

              3.2 Certificate of Ownership and Merger Merging Closure Medical Corporation with and into Tri-Point Medical Corporation.

             99.1  Press Release dated January 13, 1997.


---------------------------
(1) Filed as an Exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-5425) filed with the Commission on June 7, 1996, as amended.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CLOSURE MEDICAL CORPORATION



Date:  January 13, 1997       By:/s/ Robert V. Toni
                                 --------------------------------------
                                 Robert V. Toni
                                 President and Chief Executive Officer

                                 Exhibit Index
                                 -------------



       Exhibit                                                             Page
       -------                                                             ----

       3.1  Restated Certificate of Incorporation.  (Exhibit 3.1)(1)

       3.2 Certificate of Ownership and Merger Merging Closure Medical Corporation with and into Tri-Point Medical Corporation.

      99.1  Press Release dated January 13, 1997.



----------------------------
(1) Filed as an Exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-5425) filed with the Commission on June 7, 1996, as amended.